UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 3, 2014

Platform Specialty Products Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5200 Blue Lagoon Drive Suite 855 Miami, Florida	33126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 575-5850

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2014, Platform Specialty Products Corporation (“Platform”), MacDermid Holdings, LLC (“Holdings”), MacDermid, Incorporated (“MacDermid,” and together with Platform, the “Borrowers") and certain subsidiaries of Platform and Holdings entered into an amendment (“Amendment No. 2”), dated August 6, 2014, with respect to Platform’s Amended and Restated Credit Agreement dated October 31, 2013 (the “Existing Credit Agreement”) with Barclays Bank PLC, as administrative agent and collateral agent, and the several lenders from time to time party thereto.  Under Amendment No. 2, the parties generally agreed to (i) amend and restate Platform’s First Amended and Restated Credit Agreement by entering into the Second Amended and Restated Credit Agreement dated August 6, 2014 (the “Second Amended and Restated Credit Agreement”), and (ii) make certain further amendments (the “Further Amendments”) to the Second Amended and Restated Credit Agreement, which amendments became effective upon the completion of the CAS Acquisition on November 3, 2014 (as defined and further described below under Item 2.01 of this Current Report on Form 8-K).

Pursuant to the Further Amendments, the Borrowers borrowed new term loans in an aggregate principal amount of $130 million through an increase in Platform’s existing tranche B term loan facility (the “New Tranche B Term Loans”), Platform’s existing U.S. Dollar revolving credit facility was increased by $62.5 million to $87.5 million and Platform’s existing multicurrency revolving credit facility was increased by $62.5 million to $87.5 million, and the Borrowers borrowed $60 million and €55 million, respectively, pursuant to such revolving credit facilities.  In addition, new term loans denominated in Euros in an aggregate amount of €205 million (the “Euro Tranche Term Loans”) were borrowed by a newly formed indirect subsidiary of Platform, MacDermid Agricultural Solutions Holdings B.V., a company organized under the laws of the Netherlands (“MASBV”), and Netherlands Agricultural Investment Partners, LLC (“NAIP”), a Delaware limited liability company and subsidiary of Platform, serving as a United States co-borrower. Pursuant to the further amendments,  MASBV and NAIP were added as borrowers under the Second Amended and Restated Credit Agreement, certain foreign subsidiaries of the Borrowers, MASBV and NAIP became guarantors under the Second Amended and Restated Credit Agreement, and in connection therewith, pledged certain additional collateral to secure the obligations incurred under the Euro Tranche Term Loans and/or other loans incurred under the facility.

The terms of the Euro Tranche Term Loans are substantially similar to Platform’s New Tranche B Term Loans and bear interest at a rate per annum equal to an applicable margin plus an adjusted Eurocurrency Rate, calculated as set forth in the Second Amended and Restated Credit Agreement, and mature on June 7, 2020. As amended by the Further Amendments, the Second Amended and Restated Credit Agreement now also provides for, among other things, additional flexibility with respect to certain limiting covenants, including by increasing certain dollar baskets.

The descriptions of the Second Amended and Restated Credit Agreement and Amendment No.2 contained herein are not intended to be complete and are qualified in their entirety by reference to the full text of the Second Amended and Restated Credit Agreement and Amendment No. 2, which were filed with SEC as Exhibits 10.1 and 10.2, respectively, to Platform’s Current Report on Form 8-K on August 8, 2014, and which are incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On November 3, 2014, Platform completed the previously announced acquisition of the agrochemicals business, Chemtura AgroSolutions (“CAS”), of Chemtura Corporation, a Delaware corporation (“Chemtura”), pursuant to the Stock and Asset Purchase Agreement, dated April 16, 2014, between Platform and Chemtura. Pursuant to the terms of the Stock and Asset Purchase Agreement, Platform acquired CAS for approximately $1.00 billion, consisting of $950 million in cash, subject to certain post-closing working capital and other adjustments, 2,000,000 shares of Platform’s common stock and the assumption of certain liabilities by Platform (the “CAS Acquisition”). Platform financed the CAS Acquisition with the proceeds from the additional borrowings made under the Second Amended and Restated Credit described in Section 1.01 and from cash on hand.

The foregoing description of the Stock and Asset Purchase Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Stock and Asset Purchase Agreement, which was filed as Exhibit 2.1 to Platform’s Current Report on Form 8-K filed with the SEC on April 17, 2014 and which is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 7.01  Regulation FD Disclosure.

On November 3, 2014, Platform issued a press release announcing the CAS Acquisition, a copy of which is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 8.01  Other Events

In addition to the required financial statements and pro forma financial information filed with this Current Report on Form 8-K, Platform is voluntarily filing CAS Management’s Discussion of Operations and Cash Flows for the fiscal year ended December 31, 2013 and the six-month period ended June 30, 2014, which is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

CAS’s audited combined balance sheets as of December 31, 2013 and 2012, and the related audited combined statements of income, comprehensive income, net parent investment, and cash flows for each of the years in the two-year period ended December 31, 2013 were filed as Exhibit 99.1 to Platform’s Current Report on Form 8-K filed with the SEC on July 11, 2014, and are incorporated by reference in this Item 9.01(a).

CAS’s unaudited combined carve-out interim financial statements consisting of an unaudited balance sheet as of June 30, 2014 and the related unaudited combined statements of income, comprehensive income, net parent investment and cash flows for the six month periods ended June 30, 2014 and 2013 are attached hereto as Exhibit 99.4, and are incorporated herein by reference.

(b)           Pro Forma Financial Information

The unaudited pro forma combined consolidated balance sheet of Platform as of June 30, 2014 and the related unaudited pro forma combined consolidated statement of operations of Platform for the six month period ended June 30, 2014 and the year ended December 31, 2013, in each case giving effect on a pro forma basis to the proposed CAS Acquisition, the previously-announced proposed acquisition by Platform of Arysta LifeScience Limited (the “Arysta Acquisition”) and the related financings. For the year ended December 31, 2013, the pro forma is also giving effect on a pro forma basis to the acquisition of MacDermid Holdings, LLC completed on October 31, 2013 (the “MacDermid Acquisition”) and the related financings. The unaudited pro formas are attached hereto as Exhibit 99.5, and are incorporated herein by reference.

 (d)           Exhibits

Exhibit Number	Exhibit Title
2.1
Stock and Asset Purchase Agreement, dated as of April 16, 2014, between Chemtura Corporation and Platform Specialty Products Corporation (filed as Exhibit 1.1 to Platform’s Current Report on Form 8-K filed on April 17, 2014, and incorporated herein by reference).. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Stock and Asset Purchase Agreement have been omitted. Platform agrees to provide a copy of any such omitted schedule to the SEC upon request.

10.1
Second Amended and Restated Credit Agreement, dated as of August 6, 2014, among, inter alia, Platform Specialty Products Corporation, MacDermid Holdings, LLC, MacDermid, Incorporated, the subsidiaries of the borrower from time to time parties thereto, the lenders from time to time parties thereto and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on August 8, 2014, and incorporated herein by reference).

10.2
Amendment No. 2, dated as of August 6, 2014, among, inter alia, Platform Specialty Products Corporation, MacDermid Holdings, LLC, MacDermid, Incorporated, the subsidiaries of the borrower from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.2 to Platform’s Current Report on Form 8-K filed on August 8, 2014, and incorporated herein by reference).

99.1	Press release issued on November 3, 2014, announcing the completion of the CAS Acquisition. (furnished only)
99.2	CAS Management’s Discussion of Operations and Cash Flows for the fiscal year ended December 31, 2013 and the six-month period ended June 30, 2014.
99.3
CAS’s audited combined balance sheets as of December 31, 2013 and 2012, and the related audited combined statements of income, comprehensive income, net parent investment, and cash flows for each of the years in the two-year period ended December 31, 2013 (filed as Exhibit 99.1 to Platform’s Current Report on Form 8-K filed with the SEC on July 11, 2014, and incorporated herein by reference).

99.4
CAS’s unaudited combined carve-out interim financial statements consisting of an unaudited balance sheet as of June 30, 2014 and the related unaudited combined statements of income, comprehensive income, net parent investment and cash flows for the six month periods ended June 30, 2014 and 2013.

99.5
Unaudited pro forma combined consolidated balance sheet of Platform as of June 30, 2014 and the related unaudited pro forma combined consolidated statement of operations for the six months ended June 30, 2014 and the year ended December 31, 2013 of Platform, in each case giving effect on a pro forma basis to the CAS Acquisition and the related financings. For the year ended December 31, 2013, also giving effect on a pro forma basis to the completed MacDermid Acquisition and the related financings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION

November 3, 2014	By:	/s/ Frank J. Monteiro
Name: Frank J. Monteiro
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
2.1
Stock and Asset Purchase Agreement, dated as of April 16, 2014, between Chemtura Corporation and Platform Specialty Products Corporation (filed as Exhibit 1.1 to Platform’s Current Report on Form 8-K filed on April 17, 2014, and incorporated herein by reference).. Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Stock and Asset Purchase Agreement have been omitted. Platform agrees to provide a copy of any such omitted schedule to the SEC upon request.

10.1
Second Amended and Restated Credit Agreement, dated as of August 6, 2014, among, inter alia, Platform Specialty Products Corporation, MacDermid Holdings, LLC, MacDermid, Incorporated, the subsidiaries of the borrower from time to time parties thereto, the lenders from time to time parties thereto and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on August 8, 2014, and incorporated herein by reference).

10.2
Amendment No. 2, dated as of August 6, 2014, among, inter alia, Platform Specialty Products Corporation, MacDermid Holdings, LLC, MacDermid, Incorporated, the subsidiaries of the borrower from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.2 to Platform’s Current Report on Form 8-K filed on August 8, 2014, and incorporated herein by reference).

99.1	Press release issued on November 3, 2014, announcing the completion of the CAS Acquisition. (furnished only)
99.2	CAS Management’s Discussion of Operations and Cash Flows for the fiscal year ended December 31, 2013 and the six-month period ended June 30, 2014.
99.3
CAS’s audited combined balance sheets as of December 31, 2013 and 2012, and the related audited combined statements of income, comprehensive income, net parent investment, and cash flows for each of the years in the two-year period ended December 31, 2013 (filed as Exhibit 99.1 to Platform’s Current Report on Form 8-K filed with the SEC on July 11, 2014, and incorporated herein by reference).

99.4
CAS’s unaudited combined carve-out interim financial statements consisting of an unaudited balance sheet as of June 30, 2014 and the related unaudited combined statements of income, comprehensive income, net parent investment and cash flows for the six month periods ended June 30, 2014 and 2013.

99.5
Unaudited pro forma combined consolidated balance sheet of Platform as of June 30, 2014 and the related unaudited pro forma combined consolidated statement of operations for the six months ended June 30, 2014 and the year ended December 31, 2013 of Platform, in each case giving effect on a pro forma basis to the CAS Acquisition and the related financings. For the year ended December 31, 2013, also giving effect on a pro forma basis to the completed MacDermid Acquisition and the related financings.